                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                     MORGAN FUNSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                             MORGAN FUNSHARES, INC.

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 2, 1996

                            ------------------------

    The Annual Meeting of Shareholders of Morgan FunShares, Inc. (the "Fund") will be held at Cambridge Court Office Building, Second Floor Meeting Room, 28601 Chagrin Blvd., Cleveland, Ohio at 6:00 p.m., local time, on Tuesday, April 2, 1996 for the following purposes:

    1. To elect seven Directors to the Fund's Board of Directors to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified.

    2. To approve or disapprove the terms of a new Investment Advisory Agreement between the Fund and Burton D. Morgan, the proposed new Investment Advisor.

    3. To ratify or reject the continuation of McCurdy & Associates C.P.A.'s, Inc. as the Fund's independent public accountants for the fiscal year ending December 31, 1996.

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Shareholders of record as of the close of business on March 1, 1996 are entitled to vote at the meeting or any adjournment thereof.

                                          Robert W. Curtin,
                                          SECRETARY


Cleveland, Ohio
March 13, 1996


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    The accompanying proxy is solicited by the Directors of Morgan FunShares, Inc. (the "Fund") for use at the Annual Meeting of its Shareholders, to be held at Cambridge Court Office Building, Second Floor Meeting Room, 28601 Chagrin Blvd., Cleveland, Ohio at 6:00 p.m., local time, on Tuesday, April 2, 1996.

    Shareholders of record as of the close of business on the record date, March 1, 1996, are entitled to vote at the Annual Meeting or any adjournment thereof. As of that date, 587,995 common shares of the Fund were outstanding, each of which is entitled to one vote at the Annual Meeting.


    This proxy statement and form of proxy is being mailed to shareholders on or about March 13, 1996.


    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS 1995 ANNUAL REPORT TO ANY SHAREHOLDER WHO REQUESTS IT BY CONTACTING MS. LYNN SARALLI, MAXUS INVESTMENT GROUP, 28601 CHAGRIN BOULEVARD, CLEVELAND, OHIO 44122 (CALL TOLL-FREE 1-800-44-MAXUS).

1.  ELECTION OF DIRECTORS

    It is the intention of the persons named in the accompanying form of proxy to vote at the Annual Meeting for the election of the nominees named below as Directors of the Fund to serve until the next Annual Meeting and until their successors are elected and qualified. Each such nominee has consented to being named herein and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for other persons in their discretion. A shareholder may instruct the persons named as proxies not to vote the shares represented by his proxy for any or all of the nominees for election.

INFORMATION CONCERNING NOMINEES

    The information concerning the nominees set forth in the following table is based in part on information received from the respective nominees and in part on the Fund's records:

                                                                                           NUMBER AND PERCENTAGE
                                                                                                 OF SHARES
 NAME AND POSITION WITH THE FUND                                                           BENEFICIALLY OWNED AS
               (1)                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND AGE      OF MARCH 1, 1996
---------------------------------  ------------------------------------------------------  ---------------------
J. Martin Erbaugh                  President, JM Erbaugh Co. (private investment           2,700 (2)
 Director                          company); President, Coer Properties (real estate
                                   development company); Director, Lesco, Inc. and
                                   Barefoot, Inc.; Director, Morgan Bank NA; Age 47.

Burton D. Morgan*                  Chairman, Morgan Bank NA; President, Basic Search,      250,000 (42.5%)
 Director                          Inc. (venture capital); Chairman, Multi-Color
                                   Corporation (printing); Director, Morgan Adhesives
                                   Company (manufacturer of adhesive paper foil and
                                   film); Effective October 18, 1995, he became a
                                   registered investment advisor; Age 79

Robert F. Pincus**                 Vice President, Resource Management Inc.; Age 51        2,950 (2)
 President and Director

F. Carl Walter                     President and Director of Client Services, Chess        3,204 (2)
 Director                          Financial Corp.; Age 44

                                                                                           NUMBER AND PERCENTAGE
                                                                                                 OF SHARES
 NAME AND POSITION WITH THE FUND                                                           BENEFICIALLY OWNED AS
               (1)                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND AGE      OF MARCH 1, 1996
---------------------------------  ------------------------------------------------------  ---------------------
William K. Cordier                 Chairman and CEO, Cordier Group Holdings, Inc. and      0
                                   Canton Drop Forge, Inc.; Director, National City Bank,
                                   Northeast; Age 68

Keith Brown                        President, Chimera Corp. (management consultant         0
                                   services); Director, USG Corp.; Age 44

James M. Hojnacki                  Vice President, Commercial Banking Department, The      0
                                   Provident Bank, Cleveland, Ohio; Certified Public
                                   Accountant, State of Ohio; Age 34

------------------------
* Mr. Morgan is an "interested person" as defined by the Investment Company Act of 1940 (the "Act") by reason of his acting as investment advisor upon approval of a new Investment Advisory Agreement and by reason of his beneficial ownership of 42.5% of the outstanding shares of the Fund.


** Resource Management Inc. is the parent company of Maxus Asset Management Inc., the Fund's current Investment Advisor. Resource Management Inc.'s subsidiary Mutual + Shareholder Services Corporation ("MSSC") provided accounting services to the Fund during the fiscal year ending December 31, 1995, and the Fund anticipates entering into a new Accounting Services Agreement with MSSC for the fiscal year ending December 31, 1996. MSSC has recently changed its name to Maxus Information Systems Inc.


(1) Mr. Morgan has served as a Director since 1989, Messrs. Pincus and Walter have served since 1993, and Mr. Erbaugh has served since 1994.

(2) Constitutes less than 1% of outstanding shares.

    As of March 1, 1996, all nine Officers and Directors as a group held 277,354 shares, constituting 47.2% of the outstanding shares of the Fund.

    Four meetings of the Board of Directors were held during the fiscal year ended December 31, 1995. Each Director attended at least 75% of the meetings of the Board of Directors during the fiscal year.

    The Fund does not have a standing audit committee, nominating committee, or compensation committee of the Board of Directors.

EXECUTIVE OFFICERS

    In addition to Mr. Pincus, the Fund has the following executive officers:

                                                                                             NUMBER OF SHARES
 NAME AND POSITION WITH THE FUND                                                           BENEFICIALLY OWNED AS
               (1)                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND AGE      OF MARCH 1, 1996
---------------------------------  ------------------------------------------------------  ---------------------
Richard Barone                     Chairman and President, Resource Management Inc.;       4,100 (2)
 Chairman                          President, Maxus Asset Management Inc.; Chairman and
                                   Treasurer, Maxus Securities Corp.; Age 54

James Onorato                      Vice President, Resource Management Inc.; Portfolio     500 (2)
 Vice President                    Manager, Maxus Asset Management Inc.; Age 39

                                                                                             NUMBER OF SHARES
 NAME AND POSITION WITH THE FUND                                                           BENEFICIALLY OWNED AS
               (1)                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND AGE      OF MARCH 1, 1996
---------------------------------  ------------------------------------------------------  ---------------------
Robert W. Curtin                   Senior Vice President and Secretary, Resource           1,000 (2)
 Secretary                         Management Inc.; President and Secretary, Maxus
                                   Securities Corp.; Secretary, Maxus Asset Management
                                   Inc.; Formerly financial principal, Daley Securities
                                   Corp.; Formerly Executive Vice President, Roulston &
                                   Company, Inc.; Age 51

------------------------
(1) Mr. Barone has served since 1994, Mr. Onorato has served since 1993 and Mr. Curtin has served since 1994.

(2) Constitutes less than 1% of outstanding shares.

COMPENSATION OF DIRECTORS


    Each Director who was not an interested person of Maxus Asset Management Inc. was compensated by the Fund with a fee of $100 for each Board of Directors or shareholders meeting attended. The Board of Directors met four times in fiscal year 1995.


2.  APPROVAL OF INVESTMENT ADVISORY AGREEMENT


    Maxus Asset Management Inc. ("Maxus") currently serves as investment advisor to the Fund pursuant to an Investment Advisory and Administration Agreement (the "Existing Advisory Agreement") dated May 16, 1994. The Agreement was initially approved by the Directors on February 16, 1994. On February 16, 1995, the Directors, including a majority of the Directors who are not "interested persons" of the Fund or Maxus, approved the continuation of the Existing Advisory Agreement, which expires on May 16, 1996.


    The Existing Advisory Agreement provides that as compensation for its services to the Fund, Maxus is entitled to receive from the Fund an annual fee of 1% of the first $150,000,000 of the Fund's average daily net asset value and 0.75% of the Fund's average daily net asset value in excess of $150,000,000, payable monthly. The Existing Advisory Agreement also provides that Maxus reimburse the Fund in the amount, if any, by which total expenses of the Fund for any fiscal year, exclusive of interest, taxes, brokerage fees and commissions, amortization and extraordinary expenses, but including the management fee, exceed 2% of average annual net assets of the Fund, except that the amount of such reimbursement would not exceed the amount of fees received by Maxus for the period for which reimbursement was made. Maxus received a management fee from the Fund for the fiscal year ended December 31, 1995, in the amount of $48,412.


    The Fund has an Accounting Services Agreement with Mutual + Shareholder Services Corporation ("MSSC"), a subsidiary of Resource Management Inc. the parent company of Maxus, under which during the fiscal year ended December 31, 1995, the Fund paid MSSC $11,020. The Fund anticipates entering into a new Accounting Services Agreement with MSSC, under which it will continue to provide the same services at an increased fee starting at .50% of the Fund's average daily net asset value. MSSC has recently changed its name to Maxus Information Systems Inc.


    In the fiscal year ended December 31, 1995, the Fund paid brokerage commissions aggregating $2,826 (representing 100% of the Fund's aggregate brokerage commissions) to Maxus Securities Corp. ("MSC"). MSC is a wholly-owned subsidiary of Resource Management Inc.


    At the request of Burton D. Morgan, the Directors did not renew the Existing Advisory Agreement, which expires May 16, 1996. Mr. Morgan is seeking shareholder approval to become the new investment advisor to the Fund. In addition to shareholder approval, the Investment Company Act of 1940, as amended (the "Act") requires that the proposed new Investment Advisory Agreement be approved by the majority of the Directors who are not "interested persons" of the Fund. If the new

Investment Advisory Agreement (as described below) is approved by the shareholders at the Annual Shareholders Meeting, it is intended that the newly constituted Board of Directors will hold a special meeting of the Directors at the conclusion of the Annual Shareholders Meeting. At that meeting, the newly constituted Board of Directors will consider, among other things, the proposed new Investment Advisory Agreement. The newly constituted Board of Directors will be provided in advance of the Directors' meeting with various materials for its consideration including copies of the above proposed agreement. If approved by the shareholders at this Meeting and if approved by the newly constituted Board of Directors at its special meeting to be held at the conclusion of the Annual Shareholders Meeting, it is intended that the proposed new agreement described herein will take effect upon approval of the newly constituted Directors, and the Existing Advisory Agreement will terminate on that date.

    Mr. Morgan is proposing the new Investment Advisory Agreement for the Fund including his appointment as the new Investment Advisor. Mr. Morgan believes that it is in the Fund's best interest and the interests of its shareholders that he become the new Investment Advisor to the Fund and thus exercise control of the management and oversight of the Fund's investments. The Directors did not renew the Existing Advisory Agreement at the request of Mr. Morgan. Mr. Morgan is the beneficial owner of 42.5% of the Fund, an existing Director of the Fund, and the creator of the Fund. The Fund was incorporated under the laws of the State of Ohio on July 15, 1983, but did not begin active operations until August, 1989 when it commenced operations as a private investment fund under the creation and direction of Mr. Morgan. Mr. Morgan became licensed as an investment advisor with the Securities and Exchange Commission ("SEC") on October 18, 1995. Mr. Morgan created the investment philosophy of the Fund and does not plan to make any changes in the investment philosophies and practices of the Fund as a result of his becoming the Investment Advisor. Mr. Morgan is an experienced investor, has managed his own portfolio, and is the founder of the Fund and creator of its investment policies.

    NEW INVESTMENT ADVISORY AGREEMENT. The terms of the new Investment Advisory Agreement are substantially the same as the terms of the Existing Advisory Agreement. The Fund is obligated to pay the same advisory fees under the new Investment Advisory Agreement as it is obligated to pay under the Existing Advisory Agreement.

    The new Investment Advisory Agreement provides that as compensation for his services to the Fund, the Advisor is entitled to receive from the Fund an annual fee of 1% of the average value of the Fund's net assets up to $150,000,000, and
 .75% of the average value of the Fund's net assets in excess of $150,000,000, payable monthly. The Agreement also provides that the Advisor shall reimburse the Fund in the amount, if any, by which total operating expenses of the Fund
for   any  fiscal  year,  exclusive  of  taxes,  interest,  brokerage  fees  and commissions, amortization and extraordinary expenses, exceed 2% of the average annual net assets of the Fund, except that the amount required to be reimbursed for any fiscal year shall not exceed the amount of fees received by the Advisor with respect to that fiscal year.

    Subject to the supervision of the Fund's Board of Directors, the Advisor will (i) manage all the Fund's assets in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's prospectus; (ii) make investment decisions with respect to the assets; and (iii) place orders to purchase and sell securities and, where appropriate, commodity futures contracts with respect to assets.

    Under the Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matter to which the Investment Advisory Agreement relates, provided that nothing in the Investment Advisory Agreement protects the Advisor against any liability to the Fund or to the holders of the Fund's shares representing interests in the Fund to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on his part in the performance of his duties or by reason of the Advisor's reckless disregard of his obligations and duties under the Agreement.

    The Agreement, once it becomes effective, will continue for a period of one year, and will automatically renew for successive annual periods, provided the continuance is specifically approved by (i) the Fund's Board of Directors or
(ii) by a vote of a majority of the Fund's outstanding voting securities (as defined in the Act), provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of the Fund, by vote cast in person at a meeting called for the purpose of voting on the approval. Notwithstanding the foregoing, the Agreement may be terminated (i) at any time without penalty by the Fund, upon the vote of the majority of the Fund's Board of Directors or by vote of the majority of the Fund's outstanding voting securities, upon notice to the Fund, or (ii) by the Advisor at any time without penalty.

    The proposed new Investment Advisor, Mr. Morgan, is doing business as a sole proprietorship whose address is Park Place, 10 West Streetsboro, Hudson, Ohio 44236-2850.

    The affirmative vote of at least 67% of the shares represented at the meeting (if more than 50% of the outstanding shares entitled to vote are represented at the meeting) or a majority of the outstanding shares of the Fund, whichever is less, is required to approve the new Investment Advisory Agreement.

3.  APPOINTMENT OF AUDITORS

    The Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund, have selected McCurdy & Associates C.P.A.'s, Inc. to continue as Auditors for the Fund for the fiscal year ending December 31, 1996. McCurdy & Associates C.P.A.'s, Inc. has advised the Fund that it has no direct or indirect financial interest in the Fund. This selection is subject to the approval of the shareholders of the Fund at the Annual Meeting. The enclosed proxy card provides space for instructions directing the proxies named therein to vote for or against ratification of the selection. A representative of McCurdy & Associates C.P.A.'s, Inc. is expected to be present at the Annual Meeting and will be available to respond to appropriate questions relating to the examination of the Fund's financial statements and will have the opportunity to make a statement if so desired.

                              BENEFICIAL OWNERSHIP

    As of March 1, 1996, the only person who was known by the Fund to be the beneficial owner of more than 5% of the outstanding shares of the Fund was Burton D. Morgan, Park Place, 10 West Streetsboro, Hudson, Ohio, who owned 250,000 shares (42.5% of the outstanding shares) as of that date.


                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


    Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's directors and executive officers, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Fund. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms which they file with the SEC.

    To the Fund's knowledge, based solely on review of the copies of such reports furnished to the Fund and written representations that no other reports were required, during 1995, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                                 OTHER MATTERS


    The Fund knows of no business to be brought before the Meeting except as set forth above. If, however, any other matters properly come before the Meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgement.

                             REVOCATION OF PROXIES

    Any person giving a proxy has power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. In addition, a shareholder present at the Meeting may withdraw his proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no specification is made on a proxy, it will be voted for the election of Directors, for the approval of the proposed new Investment Advisory Agreement, and for ratification of the continuation of the independent accountants.

                            SOLICITATION OF PROXIES

    Proxies will be solicited by mail and may also be solicited in person or by telephone by Officers or Directors of the Fund. The cost of preparing and mailing this statement and the accompanying form of notice and proxy will be borne by the Fund.

    Although neither Ohio law nor the Articles of Incorporation or Code of Regulations of the Fund specifically provide for such matters, the Fund's policy and practice is that (i) properly executed proxies that are marked "abstain" or are held in "street name" by brokers that are not voted on one or more proposals (if otherwise voted on at least one proposal) will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting, and (ii) abstentions and broker non-votes will not be treated as either a vote for or a vote against any of the proposals to which such abstention or broker non-vote applies.

                         PROPOSALS OF SECURITY HOLDERS

    Proposals of shareholders intended to be presented at the Annual Meeting of the Fund in 1997 must be received by the Fund no later than December 4, 1996 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The mailing address of the Fund is 28601 Chagrin Boulevard, Cleveland, Ohio 44122.

                                          By order of the Board of Directors

                                          Robert W. Curtin,
                                          SECRETARY


March 13, 1996

PROXY                        MORGAN FUNSHARES, INC.                        PROXY
                 Annual Meeting of Shareholders - April 2, 1996
          This Proxy is Solicited on Behalf of the Board of Directors

    The undersigned hereby appoints Burton D. Morgan and J. Martin Erbaugh, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Morgan FunShares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders held at Cambridge Court Office Building, Second Floor Meeting Room, 28601 Chagrin Blvd., Cleveland, Ohio on April 2, 1996 at 6:00 p.m., local time, and any adjournment thereof.

1.   Election of Directors:   (Instructions:  To  withhold authority to vote for
    any individual nominee, strike a line through the nominee's name indicated below).

        J. MARTIN ERBAUGH     F. CARL WALTER        JAMES M. HOJNACKI
        BURTON D. MORGAN      WILLIAM K. CORDIER
        ROBERT F. PINCUS      KEITH BROWN

2.  Proposal to approve the terms of a new Investment Advisory Agreement.

3. Proposal to ratify the continuation of McCurdy & Associates C.P.A.'s, Inc., as auditors for the fiscal year ending December 31, 1996.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including the election of any person as a Director if any of the nominees named above is unable to serve or for good cause unwilling to serve and matters incident to the conduct of the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE VOTE PROMPTLY.

1.  ELECTION OF DIRECTORS  2.  TO APPROVE THE TERMS   3.  TO RATIFY THE
(Vote for all nominees     OF THE NEW INVESTMENT      CONTINUATION OF MCCURDY &
except as indicated        ADVISORY AGREEMENT.        ASSOCIATES C.P.A.'S, INC.
above).                                               AS AUDITORS.

   For   Withhold Authority  For   Against   Abstain  For   Against   Abstain
   / /          / /          / /     / /       / /    / /     / /       / /

DO YOU PLAN TO ATTEND THE ANNUAL MEETING?         Dated: -------------------------------------------------------

   YES  / /   NO  / /                             Signature(s) of Shareholder(s)
                                                  Please  sign exactly as name appears in the box on the left. When
                                                  signing  as   attorney,  executor,   administrator,  trustee   or
                                                  guardian,  please  give your  title  as such.  If  a corporation, please  sign  in  full  corporate  name  by  president  or  other authorized  officer.  If a  partnership, please  sign partnership name by authorized person as a joint account, please provide both signatures.
                                                  --------------------------------------------------------------
                                                  Print Name of Shareholder
                                                  --------------------------------------------------------------
                                                  Signature
                                                  --------------------------------------------------------------
                                                  Print Shareholder Name if held jointly
                                                  --------------------------------------------------------------
                                                  Signature if held jointly